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                                                                   EXHIBIT 10

                         Arthur Andersen LLP

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all reference to our Firm) included in or made a part of this Registration Statement File No. 333-45303 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

                                              /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998